EXHIBIT 32.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Osnah Bloom, Chief Executive Officer of Integrated Inpatient Solutions, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a)	the Company’s periodic report on Form 10-Q for the quarterly period ended March 31, 2015 (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and related interpretations; and
(b)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Osnah Bloom
Osnah Bloom
Chief Executive Officer

Date: May 20, 2015